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                                 United States
                       Securities and Exchange Commission
                            Washington, D.C.  20549

                                   FORM 8-K/A


                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




Date of Report (Date of Earliest Event Reported):  April 11, 1996
                                                   --------------

                                 EQUIMED, INC.
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             (Exact name of registrant as specified in its charter)



              Delaware                  0-27456                  25-1668112
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   (State or other jurisdiction       (Commission             (I.R.S. Employer
         of incorporation)            File Number)           Identification No.)

          3754 LaVista Rd.
          Tucker, Georgia                                    30084-5637
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(Address of principal executive                              (Zip Code)
offices)

                                 (404) 320-6211
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              (Registrant's telephone number, including area code)


                                EQUIVISION, INC.
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         (Former name or former address, if changed since last report)


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ITEM 5:  OTHER EVENTS

     On April 11, 1996, EquiMed, Inc. ("EquiMed" or the "Company") consummated plans of merger with (i) E. Ronald Salvitti, M.D., Inc. ( the "Practice") and
(ii) Washington Optical, Inc. (the "Optical Shop"). The Practice and Optical Shop are located in Washington, Pennsylvania. The Practice provides diagnostic services and treatment for ophthalmic patients and also includes an ambulatory surgery center which provides ophthalmic surgical care, including cataract surgery and other laser procedures for cataract, retina and glaucoma. The Optical Shop primarily sells prescription eyeglasses and contact lenses. The common stock of the Practice and the Optical Shop are wholly owned by E. Ronald Salvitti, M. D. ( the "Selling Physician"). The two mergers are effective as of April 1, 1996.

     Consideration for the acquisition consisted of approximately 708,000 shares of EquiMed common stock valued at approximately $9,150,000. The business combination will be accounted for by the pooling-of-interests method.

     The terms of the transaction provide for the execution of non-compete agreements between the Selling Physician and the Practice. Concurrent with the acquisition, the Selling Physician entered into an employment agreement with the Practice and the Practice entered into a services agreement with the Company. The chairman of the Company, a physician, has an option to acquire the common stock of the Practice for a nominal amount.

     The summary of this acquisition is qualified in its entirety by reference to the Agreements and Plan of Merger and Employment Agreement, copies of which are attached to this form as exhibits. Other than the options held by the Company's chairman to acquire the stock of the Practice, no relationship exists between the Company, and the Practice and the Optical Shop or any of its directors or officers, or any associate of any such director or officer.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

2.21  Agreement and Plan of Merger (Practice) executed April 11, 1996*

2.22  Agreement and Plan of Merger (Optical Shop) executed April 11, 1996*

99.17 Employment Agreement between E. Ronald Salvitti, M.D., Inc. (a professional corporation) and E. Ronald Salvitti, M.D. dated April 1, 1996*

99.18 Press release dated April 17, 1996*

* Previously filed as an exhibit to Form 8-K filed on April 11, 1996.

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                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                   EQUIMED, INC.
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                                                   (Registrant)

June 14, 1996                               /s/ William E. Pritts II
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                                                William E. Pritts II
                                              Chief Financial Officer